UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 13, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

      Nevada                           000-21430              88-0296885
  (State or other
  jurisdiction of                     (Commission           (IRS Employer
   corporation)                       File Number)        Identification No.)

         2901 Las Vegas Boulevard
             Las Vegas, Nevada                          89109
       (Address of principal office)                  (Zip code)

      Registrant's telephone number,                (702) 794-9237
            including area code


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On November 15, 2006, the Riviera Operating Corporation ("ROC"), a wholly-owned subsidiary of Riviera Holdings Corporation (the "Company"), issued Salary Continuation Agreements (the "Agreements") to two executive officers and 58 other significant employees. Such Agreements are effective upon the execution by each officer or employee. The Agreements entitle such officers and employees certain compensation and benefits if the Company terminates their employment without cause (a "Company Termination") within a specified time period after a change in control of the Company, as described below.

         The Agreements with Mark Lefever, the Company's Treasurer and Chief Financial Officer and ROC's Executive Vice President of Finance, Tullio J. Marchionne, the Company's Secretary and General Counsel and ROC's Secretary and Executive Vice President, and two other significant employees entitle such employees to 12 months of base salary and 24 months of health insurance benefits in the event of a Company Termination within 24 months after a change in control of the Company.

          The other Agreements that are issued to 56 other current significant employees entitle such employees to six months of base salary and health insurance benefits, subject to such employees' duty to mitigate by obtaining similar employment elsewhere, in the event of a Company Termination within 12 months after a change in control.

         In addition, on August 15, 2006, Riviera Black Hawk, Inc. ("RBH"), ROC's wholly-owned subsidiary, issued the Agreements to five significant employees of RBH. Such Agreements have the same benefits as the Agreements referenced above between ROC and the 56 significant employees.

All of the Agreements expire on December 31, 2007.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         (e) On November 13, 2006, the Company increased the annual salary of Tullio J. Marchionne, the Company's Secretary and General Counsel and Riviera Operating Company's Secretary and Executive Vice President, from $200,000 to $250,000. In addition, see Item 1.01 of this Form 8-K for information concerning Salary Continuation Agreements issued to Mr. Marchionne and Mark Lefever, the Company's Treasurer and Chief Financial Officer and ROC's Executive Vice President of Finance.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Date: November 17, 2006              RIVIERA HOLDINGS CORPORATION


                                                  By: /s/ Mark Lefeve
                                                  Treasurer and Chief
                                                  Financial Officer